                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
             SERIES C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

     This Amendment No. 1 to the Series C Preferred Stock and Warrant Purchase Agreement ("Agreement") is dated as of June 9, 2003 (this "Amendment"), by and among Genaera Corporation, a Delaware Corporation with its principal place of business located at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (the "Company"), and the parties listed on the "Schedule of Purchasers" attached as
Schedule 1 to the Agreement. Capitalized terms used in this Amendment but not defined in this Amendment shall have the definitions ascribed to such terms in the Agreement.

                                   WITNESSETH:

     WHEREAS, the parties hereto mutually desire to conclude ministerial matters directly related to the completion of the sale of Shares and Warrants, including to clarify the initial registration instructions related to the Shares and Warrants issued pursuant to the Agreement by amending Schedule 1 to the Agreement in the manner set forth herein and in Schedule 1A hereto;

     WHEREAS, the Purchasers represent and warrant that the beneficial ownership of the Shares and Warrants issued pursuant to the Agreement has not been changed by virtue of this Amendment;

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the adequacy of which is hereby affirmed, the parties, intending to be legally bound, hereby agree as follows:

     1. Schedule 1A. Attached hereto is Schedule 1A, which clarifies the manner in which the Shares and Warrants beneficially owned by BVF Investments, L.L.C. pursuant to the Agreement shall be registered by the Company. Except as modified by Schedule 1A, Schedule 1 shall be unchanged. BVF Investments, L.L.C. agrees to return to the Company any original certificates representing Shares and Warrants held by it prior to issuance of corrected certificates representing Shares and Warrants as described in Schedule 1A.

     2. Permitted Transferees. Section 9.3 of the Agreement shall be amended by adding the following sentence at the end thereof: Subject to Section 5.2 hereof, the Purchasers shall each be permitted to privately transfer any or all Shares and Warrants held by it to BVF Partners, L.P. and its affiliates or any other affiliate, member or limited partner of said Purchaser (the "Permitted Transferees"); provided, that any such Permitted Transferee shall first have agreed in writing to be bound by the provisions of this Agreement applicable to the Purchasers; provided further that, subject to Section 5.2 hereof, the Permitted Transferees shall each be permitted to transfer the Shares and Warrants to any affiliate, member or limited partner of said Permitted Transferee if such affiliate, member or limited partner of said Permitted Transferee first agreed in writing to be bound by the provisions of this Agreement applicable to the Purchasers.

     3. Rights. Each of the Purchasers acknowledges and agrees that Sections 1 and 2 of this Amendment shall not effect as a waiver of any of the Company's rights under the Agreement. In addition, each of the Purchasers acknowledges and agrees that Sections 1 and 2 of this Amendment shall not in any way vitiate any of its obligations under the last sentence of Section 5.3 that may result as a result of any reissuance or transfer of shares effected pursuant to the provisions of Sections 1 and 2 of this Amendment.

     4. Ratification. Except as expressly set forth in this Amendment, this Amendment shall not modify or amend any of the terms, conditions, covenants or agreements contained in the Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect. References to the Agreement in the Agreement shall mean and refer to the Agreement as amended by this Amendment in accordance with Section 9.4 of the Agreement.

                  [rest of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

                                    GENAERA CORPORATION


                                    By: /s/ Roy C. Levitt
                                        ----------------------------------------
                                    Name: Roy C. Levitt, M.D.
                                    Title: President and Chief Executive Officer


                                    BIOTECHNOLOGY VALUE FUND LP
                                    BVF Partners, L.P., its General Partner
                                    BVF Inc., its General Partner


                                    By: /s/ Mark Lampert
                                        ----------------------------------------
                                    Name: Mark Lampert
                                    Title: President


                                    BIOTECHNOLOGY VALUE FUND II LP
                                    BVF Partners, L.P., its General Partner
                                    BVF Inc., its General Partner


                                    By: /s/ Mark Lampert
                                        ----------------------------------------
                                    Name: Mark Lampert
                                    Title: President


                                    INVESTMENTS 10, LLC
                                    BVF Partners, L.P., its General Partner
                                    BVF Inc., its General Partner


                                    By: /s/ Mark Lampert
                                        ----------------------------------------
                                    Name: Mark Lampert
                                    Title: President

                                    BVF INVESTMENTS LLC
                                    BVF Partners, L.P., Manager
                                    BVF Inc., its General Partner


                                    By: /s/ Mark Lampert
                                        ----------------------------------------
                                    Name: Mark Lampert
                                    Title: President


                                    ZIFF ASSET MANAGEMENT, L.P.
                                    By: PBK Holdings, Inc., its General Partner


                                    By: /s/ Frederick H. Fogel
                                        ----------------------------------------
                                    Name: Frederick H. Fogel
                                    Title: Vice-President